Exhibit 99.1

2016 Second Quarter Results Investor Presentation

This communication contains certain “forward-looking statements” about PacWest Bancorp (the “Company”) and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our allowance for loan and lease losses, credit trends, deposit growth, profitability, capital management, plans to shift client investment funds managed by our Square 1 Asset Management, Inc. subsidiary to deposits on our balance sheet, operating expenses and acquisition of Square 1 Financial, Inc. (“Square 1”). All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: higher than anticipated delinquencies, charge-offs and loan and lease losses; reduced demand for our services due to strategic or regulatory reasons; changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely affect our borrowers’ ability to repay loans and leases and required increased provision for loan and lease losses; compression of spreads on newly originated loans and leases; the impact of asset/liability repricing risk and liquidity risk on net interest margin and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; the need to retain capital for strategic or regulatory reasons; results of DFAST submissions; the inability of Pacific Western Bank to pay dividends; the Company’s ability to shift client investment funds managed by our Square 1 Asset Management, Inc. subsidiary to deposits on our balance sheet within expected time frames as a result of clients’ risk tolerance levels and liquidity preferences, interest rates, and applicable regulatory restrictions, including conflict of interest rules and regulations; increased litigation; increased asset workout or loan servicing expenses; higher compensation costs and professional fees to retain and/or incent employees; our ability to complete future acquisitions and to successfully integrate such acquired entities, including Square 1, or achieve expected benefits , synergies and/or operating efficiencies within expected timeframes; business disruption following the Square 1 acquisition; changes in our stock price; the reaction to the Square 1 acquisition of the Company’s customers, employees and counterparties; and other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Forward-Looking Statements

Company Overview 4 Second Quarter Highlights 8 Investment Securities 13 Loans and Leases 15 Credit Quality 24 Deposits 30 Net Interest Margin 33 Controlled Expenses 39 Acquisitions 42 Strong Franchise Value 45 Non-GAAP Measurements 49 Presentation Index

Company Overview

We are a commercial bank focused on core deposit growth paired with national lending and venture banking platforms NASDAQ traded (PACW) with a market capitalization of $5.0 billion (1) Average daily trading volume of 954,258 shares over the last year (1) Dividend: $2.00 per share, 4.83% yield (1) 5th largest publicly-traded bank headquartered in California with total assets of $21.1 billion, loans and leases of $14.6 billion and deposits of $15.1 billion at June 30, 2016 Profitable Growth – 2Q16 Highlights Net earnings of $82.2 million, ROAA of 1.57% and ROATE of 14.61% Industry leading tax equivalent NIM of 5.33% Loan and lease production of $931 million ($1.8 billion for 1H16) Core deposit growth of $442 million $11.4 billion of core deposits with total cost of deposits of 20 basis points for 2Q16 NPAs at 0.99% of total loans and leases and foreclosed assets Efficiency ratio of 40.6% Experienced acquirer with 28 bank and finance company acquisitions since 2000 Analyst coverage: BMO Capital Markets, D.A. Davidson & Co., FIG Partners, FBR & Co., Keefe, Bruyette & Woods, Piper Jaffray, RBC Capital Markets, Sandler O’Neill & Partners, Stephens Inc., Wells Fargo Securities (1) As of July 27, 2016 Company Overview

Business Model Community Banking National Lending Venture Banking Pacific Western Bank Pacific Western Bank Brand Attractive branch network with 79 full service branches: 76 in Southern California 3 in San Francisco Bay area Offers a full suite of deposit products and services, including on-line banking Focused on business lending products, including commercial real estate Limited consumer loan offerings Borrower relationships generally include a deposit account Efficient deposit model with average branch size of $189 million CapitalSource Brand Diversified by loan and lease type, geography and industry Asset Based Lending (ABL) Lender Finance & Timeshare, Equipment Financing, Healthcare & General ABL Cash Flow Lending Technology, Healthcare and Security Commercial Real Estate General, Multifamily, SBA, Healthcare and Construction Focus on small to middle market businesses Expertise in niche segments limits new competitors Borrower relationships may include deposit accounts and treasury services Square 1 Bank Brand Offices located in key innovative hubs across the United States Offers a comprehensive suite of financial services for venture-backed companies and their venture capital and private equity investors Five banking groups: Technology, Life Sciences, Equity Funds Group, Structured Finance, Specialty Finance Provides comprehensive treasury management solutions, including credit cards, and international-related products and services to clients Borrower relationships almost always include a deposit account Operates Square 1 Asset Management (registered investment advisor)

Source: SNL Financial and FactSet Research Systems; Market data as of 6/30/2016. Note: KBW Regional Bank Index (KRX) includes 50 institutions with a median market cap of $2.8 billion as of 4/28/2016; median weighted by market capitalization. Five Year Total Return

Second Quarter Highlights

See “Non-GAAP Measurements” slides Adds back the unamortized discount on Non-PCI loans to the loan balance and the allowance for credit losses (see page 29 for calculation) Second Quarter Highlights Robust Core Earnings Net earnings of $82.2 million EPS of $0.68 ROAA and ROATE of 1.57% and 14.61% Industry Leading Net Interest Margin Tax equivalent NIM: Reported: 5.33% Core: 5.11% (1) Low Efficiency Ratio Efficiency ratio of 40.6% Average branch size of $189 million in deposits Noninterest expense to average assets of 2.11% Profitable Deposit Base Total cost of deposits of 20 bps $442 million net core deposit growth Majority of core deposit growth from Square 1 Bank Division Loan and Lease Production and Credit Quality Loan and lease production of $931 million NPA to total assets ratio, excluding PCI loans, of 0.68% Non-PCI credit loss allowance of 1.03% and adjusted credit loss allowance of 1.47% (2) Non-PCI net charge-off rate of 4 bps for trailing twelve months Strong Capital Levels Tangible common equity ratio of 12.12% (1) CET1 and total capital ratios of 12.72% and 16.08% Tangible book value per share of $18.83

See “Non-GAAP Measurements” slides. . Financial Highlights ? ($ in millions) 2Q16 1Q16 Q / Q Total Assets 21,147 $ 21,031 $ 1% Loans and Leases, net 14,641 $ 14,484 $ 1% Total Deposits 15,148 $ 15,441 $ -2% Core Deposits 11,412 $ 10,970 $ 4% Net Earnings 82.2 $ 90.5 $ -9% Earnings Per Share 0.68 $ 0.74 $ -8% ROAA 1.57% 1.72% -0.15 ROATE 14.61% 16.45% -1.84 Tangible Common Equity Ratio 12.12% 11.87% 0.25 Tangible Book Value Per Share 18.83 $ 18.33 $ 3% Core Net Interest Margin (TE) (1) 5.11% 5.10% 0.01 Efficiency Ratio 40.60% 38.50% 2.10

Solid Earnings Track Record ($ in millions, except EPS) 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Net Earnings 73.1 $ 85.1 $ 69.6 $ 71.8 $ 90.5 $ 82.2 $ Diluted EPS 0.71 $ 0.83 $ 0.68 $ 0.60 $ 0.74 $ 0.68 $ $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 2Q16


TCE / TA
12.24%
12.20%
12.01%
12.10%
12.21%
11.38%
11.87%
12.12%
8.54%
8.39%
8.44%
8.59%
8.67%
8.54%
8.77%
8.48%
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
PACW
Median Banks $15-$25B


T1 Leverage
12.17%
12.34%
11.74%
11.96%
12.04%
11.67%
11.51%
11.92%
9.61%
9.61%
9.42%
9.56%
9.29%
9.16%
8.99%
9.20%
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
PACW
Median Banks $15-$25B


Total Capital
16.24%
16.07%
15.80%
16.53%
16.32%
15.65%
15.96%
16.08%
14.30%
14.06%
13.62%
13.63%
13.44%
13.20%
13.16%
12.63%
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
PACW
Median Banks $15-$25B


CET1
12.27%
12.87%
12.74%
12.58%
12.63%
12.72%
10.93%
10.94%
10.75%
10.68%
10.65%
10.16%
CET1 ratio effective 1/1/2015
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
2016Q2
PACW
Median Banks $15-$25B

PacWest Bancorp

Source: SNL Financial

Note: 2015 & 2016 regulatory capital ratios calculated under Basel III

Second Quarter 2016 | PACW | p. 12

Investment Securities

3.34% overall portfolio tax equivalent yield (2) (1) Fair value (2) Yield is for 2Q16 Investment Portfolio Average Life and Effective Duration Municipal Composition Diversified Investment Portfolio 6.0 6.1 6.0 6.1 6.0 4.7 4.8 5.0 4.6 4.6 0 1 2 3 4 5 6 7 8 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 Years Average Life Effective Duration Collateralized Loan Obligations, $153.9mm, 5% SBA Loan Pools, $197.3mm, 6% Agency Residential MBS, $520.5mm, 16% Agency Residential CMOs, $165.2mm, 5% Agency Commercial CMOs, $464.4mm, 14% Private CMOs, $149.6mm, 4% Municipal Securities, $1,553.3mm, 46% Other, $143.4mm, 4% $3.3 Billion Total Portfolio (1) S&P Ratings % Total Issue Type % Total AAA 13% G.O. Limited 6% AA 84% G.O. Unlimited 48% A 2% Revenue 46% Other 1% 100% 100% Municipal Securities

Loans and Leases

Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Lender Finance & Timeshare 1,731 $ 12% 1,350 $ 11% Equipment Finance 647 4% 904 8% Healthcare Asset Based 214 1% 188 1% Other Asset Based 739 5% 674 6% Total Asset Based 3,331 23% 3,116 26% Technology Cash Flow 1,003 7% 894 7% Healthcare Cash Flow 822 6% 731 6% Security Cash Flow 430 3% 486 4% General Cash Flow 515 4% 481 4% Total Cash Flow 2,770 19% 2,592 21% Commercial Real Estate 2,893 20% 3,073 26% Healthcare Real Estate 1,153 8% 1,122 9% Income Producing Residential 1,012 7% 832 7% Construction and Land 699 5% 350 3% Small Business 473 3% 402 3% Owner-Occupied Residential 153 1% 194 2% Total Real Estate 6,383 44% 5,973 50% Venture Capital 1,666 11% - - Other 491 3% 353 3% Total Loans (1) 14,641 $ 100% 12,034 $ 100% (1) Net of deferred fees and costs 6/30/2016 6/30/2015 Lender Finance & Timeshare Equipment Finance Healthcare Asset Based Other Asset Based Technology Cash Flow Healthcare Cash Flow Security Cash Flow General Cash Flow Commercial Real Estate Healthcare Real Estate Income Producing Residential Construction and Land Small Business Owner - Occupied Residential Venture Capital Other As of June 30, 2016

Diversified Loan and Lease Portfolio Healthcare, $1,153mm, 18% SBA, $473mm, 7% Hospitality, $713mm, 11% Retail, $478mm, 8% Multifamily, $920mm, 15% Office, $692mm, 11% Owner - occupied, $847mm, 13% Construction, $699mm, 11% Other, $408mm, 6% Real Estate ($6.4B) Technology, $1,003mm, 36% Healthcare, $822mm, 30% Security, $430mm, 15% General, $515mm, 19% Cash Flow ($2.8B) Cash Flow, $2,770mm, 19% Real Estate, $6,383mm, 44% Asset Based, $3,331mm, 23% Venture Capital, $1,666mm, 11% Other, $491mm, 3% Total Portfolio ($14.6B) Lender Finance & Timeshare, $1,731mm, 52% Equipment Finance, $647mm, 19% Healthcare, $214mm, 7% Other, $739mm, 22% Asset - Based ($3.3B) Later Stage, $300mm, 18% Expansion Stage, $725mm, 44% Equity Funds Group, $271mm, 16% Early Stage, $370mm, 22% Venture Capital ($1.7B)

Cash Flow Loan Portfolio Overview

Overview

- Our CapitalSource Division has dedicated groups that work with private equity sponsor firms throughout the US to provide senior debt financing to mature and profitable companies (Cash Flow lending).
  - All Cash Flow loans are senior debt obligations (other lenders may provide subordinate or mezzanine financing)
  - Average loan size of approximately $20 million
  - Approximately 50% of Cash Flow loans are Shared National Credits (see page 19)
- Since 2010, the principal focus of Cash Flow lending has been *Healthcare*, *Technology*, and *Security Monitoring*; lending to industries with high historical loss experience was either discontinued entirely (Media) or substantially reduced (General).
  - General Cash Flow lending now focuses on businesses that have substantial market shares, with barriers to entry, and are supported by proven equity sponsors.

	Originations		Aggregate Loss %	
	2001-2009	2010-2015	2001-2009	2010-2015
Healthcare	12%	30%	2.5%	0.7%
Technology	6%	41%	0.6%	-
Security	7%	13%	-	-
General	65%	16%	7.2%	-
Media	10%	-	13.3%	-
Total Cash Flow loans	100%	100%	6.4%	0.2%

Leveraged Lending Commitments Originated 2010-2016 $5.6 Billion



Became Classified, $471mm
Non-classified, $5.1 Billion

Outcome or Status of Commitments that Became Classified $471 Million



Upgraded, $60mm
Resolved w/ Loss, $25mm ($4.3mm Loss)
Repaid w/o Loss, $137mm
Still Classified, $249mm

Leveraged Lending Commitments Originated By Leverage Multiple*



≥ 6x EBITDA, 27%
< 6x EBITDA, 73%

Total Cash Flow Portfolio By Risk Rating



Classified, 8.5%
Non-classified, 91.5%

* Measured on a fully-funded basis at closing and shown as a % of commitments originated.

PacWest Bancorp

Second Quarter 2016 | PACW | p. 18

SNC’s are not a line of business. SNC relationships are included in business line balances. SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions. Approximately 114 borrowers. Adhere to same credit underwriting standards as the rest of loan book. No energy-related loans. At June 30th, no loans on nonaccrual and $82 million (4%) adversely classified. Shared National Credit (SNC) Relationships Communications, $203mm, 9% Consumer Finance, $189mm, 8% Healthcare, $768mm, 34% Management Consulting, $85mm, 4% Manufacturing, $94mm, 4% Other, $185mm, 8% Security, $147mm, 6% Technology, $525mm, 23% Transportation, $94mm, 4% $2.3B of Loans at 6/30/2016

Our CapitalSource Division has been an active, disciplined Healthcare CRE lender since 2001 Since 2001, CS has originated over $4.8 billion of Healthcare CRE loans with total aggregate losses of only $33.3 million (69 bps) Underwriting discipline includes: Focus on experienced and reputable sponsors and operators Regulatory risk specialist on staff to assess regulatory compliance Use of conservative per bed/unit valuation caps in conjunction with appraised values or adjusted EBITDA Emphasis on regulatory and reimbursement environment of state and federal revenue sources to monitor cash flows Skilled nursing facilities (SNF) represent 73% of total Healthcare CRE loans: 32 loans 262 properties Over 27,000 licensed beds ($30,000 average per bed debt compared to $89,500 average per bed sales price in 2015) Healthcare CRE Loans - $1.15 Billion as of 6/30/2016 SNF, $837mm Assisted living, $160mm Continuing care, $97mm Hospital & Medical Office, $44mm Other, $15mm Total Healthcare CRE Portfolio By Property Type CA, $230mm PA, $184mm FL, $132mm NJ, $78mm VA, $76mm TX, $57mm CT, $52mm MD, $39mm IN, $36mm Other, $269mm SNF Loans By State Non - classified, 95% Classified, 5% (2 loans) Total Healthcare CRE Portfolio By Risk Rating

Loan and Lease Production of $931 Million in 2Q16 $659 $1,071 $1,404 $842 $931 $890 $630 $910 $665 $720 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 Q2 Q3 Q4 Q1 Q2 2015 2016 Avg. Yield on Production Billions Production Payoffs Avg Production Avg Payoffs Yield on Production ($ in millions) Production Payoffs Net Change Yield on Production 2Q16 931 $ 720 $ 211 $ 5.06% 1Q16 842 665 177 5.29% 4Q15 1,404 910 494 5.29% 3Q15 1,071 630 441 5.16% 2Q15 659 890 (231) 5.89%

Production by Industry / Loan Type ($ in millions) 2Q16 1Q16 4Q15 3Q15 Totals Healthcare Asset Based - $ 5.3 $ 10.9 $ 2.7 $ 18.9 $ Equipment Finance 14.2 80.2 106.6 83.6 284.6 Lender Finance and Timeshare 87.3 40.4 152.0 75.1 354.8 Other Asset Based 61.3 75.3 47.5 33.7 217.8 Asset Based 162.8 201.2 317.0 195.1 876.1 General Cash Flow 31.5 10.7 19.1 44.6 105.9 Technology Cash Flow 100.7 37.9 136.8 127.4 402.8 Healthcare Cash Flow 25.3 102.0 97.8 179.1 404.2 Security Cash Flow - 20.9 0.1 36.8 57.8 Cash Flow 157.5 171.5 253.8 387.9 970.7 Commercial Real Estate 172.8 116.0 229.0 173.8 691.6 Multifamily and Residential 104.2 99.9 121.4 137.1 462.6 Construction and Land 77.6 79.7 158.3 33.3 348.9 Healthcare Real Estate 19.0 53.4 193.5 66.0 331.9 Small Business 18.1 7.4 38.4 11.4 75.3 Real Estate 391.7 356.4 740.6 421.6 1,910.3 Venture Capital 89.0 84.7 56.5 - 230.2 Other 130.4 28.3 35.7 66.4 260.8 Total 931.4 $ 842.1 $ 1,403.6 $ 1,071.0 $ 4,248.1 $

Impact of Rising Rates on the Loan and Lease Portfolio $414 million of fixed/hybrid loans mature/ reprice in next year which would reprice to higher rate or be reinvested in new loans at higher rate $9.3 billion of variable rate loans would be above floor rate and reprice upwards with a 100 bps rate increase Cumulative Rate Increase Amount of Loans Needed to Reprice ($ in millions) $4,395 100 bps $4,776 200 bps $4,903 300 bps Loans at Floors That Will Reprice $414 $649 $543 $1,894 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing ($ in Millions) $4,901 $4,395 $381 $1,527 Immediate 100 Bps 200 Bps ? 300 Bps Variable Loans Lift Off of Loan Floors ($ in Millions) Fixed, 21% Variable, 76% Hybrid, 3% Loan Portfolio by Repricing Type

Credit Quality

Classified loans and leases are those with a credit risk rating of substandard or doubtful Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded commitments Includes the remaining unamortized discount related to acquired loans (see page 29 for calculation) Non-PCI Credit Quality ($ in thousands) 2Q16 1Q16 4Q15 3Q15 Nonaccrual Loans and Leases $ 127,655 130,418 129,019 107,190 As a % of Loans and Leases % 0.88% 0.91% 0.90% 0.87% Nonperforming Assets $ 143,836 151,266 151,839 140,406 As a % of Total Assets % 0.68% 0.72% 0.71% 0.84% Classified Loans and Leases (1) $ 441,035 384,698 391,754 328,038 As a % of Loans and Leases % 3.03% 2.68% 2.73% 2.67% Credit Loss Provision $ 12,000 20,000 15,114 11,000 As a % of Average Loans and Leases % 0.09% 0.14% 0.11% 0.09% TTM Net Charge-offs $ 5,837 4,038 7,526 4,203 As a % of Average Loans and Leases % 0.04% 0.03% 0.06% 0.04% Allowance for Credit Losses (ACL) (2) $ 149,944 138,376 122,268 100,690 As a % of Loans and Leases % 1.03% 0.96% 0.85% 0.82% Adjusted ACL (3) $ 215,335 217,137 214,460 189,380 As a % of Adjusted Loans and Leases (3) % 1.47% 1.50% 1.49% 1.53% Adjusted ACL / Nonaccrual Loans and Leases % 168.69% 166.50% 166.23% 176.68%

Key Credit Trends 0.78% 0.82% 0.85% 0.96% 1.03% 2Q15 3Q15 4Q15 1Q16 2Q16 Non - PCI ACL / Non - PCI Loans 0.06% 0.04% 0.06% 0.03% 0.04% 2Q15 3Q15 4Q15 1Q16 2Q16 Trailing 12 Months Net Charge - Offs To Average Loans and Leases 1.11% 0.87% 0.90% 0.91% 0.88% 2Q15 3Q15 4Q15 1Q16 2Q16 Non - PCI Nonaccrual Loans / Non - PCI Loans 1.37% 1.14% 1.06% 1.05% 0.99% 2Q15 3Q15 4Q15 1Q16 2Q16 Non - PCI NPAs / Non - PCI Loans and Foreclosed Assets

Non-PCI Nonaccrual Loan and Lease Detail

($ in thousands)	Nonaccrual Loans and Leases 6/30/2016 Balance	6/30/2016 % of Loan Category	3/31/2016 Balance	3/31/2016 % of Loan Category	Accruing and 30 -89 Days Past Due 6/30/2016 Balance	3/31/2016 Balance
Real estate mortgage:						
Commercial	$ 29,183	0.7%	$ 30,357	0.7%	$ 2,126	$ 4,968
Residential	4,238	0.4%	5,807	0.5%	171	730
Total real estate mortgage	33,421	0.6%	36,164	0.6%	2,297	5,698
Real estate construction and land:						
Commercial	-	-	-	-	-	-
Residential	368	0.1%	370	0.1%	-	-
Total R.E. construction and land	368	0.1%	370	0.1%	-	-
Commercial:						
Cash flow	38,146	1.3%	39,665	1.3%	389	639
Asset-based	1,986	0.1%	2,046	0.1%	-	-
Venture capital	1,088	0.1%	-	-	3,548	9,554
Equipment finance (1)	52,432	8.1%	51,247	7.0%	-	1,870
Total commercial	93,652	1.2%	92,958	1.2%	3,937	12,063
Consumer	214	0.1%	926	0.8%	-	30
Total	$ 127,655	0.9%	$ 130,418	0.9%	$ 6,234	$ 17,791

(1) Includes nonaccrual loans and leases to companies involved in the oil and gas industries of $48.5 million and $45.5 million at June 30, 2016 and March 31, 2016, respectively.

At June 30, 2016, the Company's ten largest Non-PCI loan relationships on nonaccrual status had an aggregate carrying value of $100 million and represented 78% of total Non-PCI nonaccrual loans and leases. The largest of these relationships had an aggregate carrying value of $39.9 million and the borrower's business has been adversely affected by low oil prices.

PacWest Bancorp

Second Quarter 2016 | PACW | p. 27

Credit Exposure to the Oil & Gas Industry

	June 30, 2016			December 31, 2015		
	Obligors	Amount	% of Total	Obligors	Amount	% of Total
Nonperforming	5	$ 48,471	41% [(1)]	3	$ 47,091	34%
Large, rated companies	3	45,757	39% [(2)]	2	50,972	37%
All others	11	22,644	19% [(3)]	19	39,262	29%
Total oil & gas support services	19	$116,872	100%	24	$137,325	100%

Comment:

(1) Includes one relationship of $39.9 million

(2) Borrowing entity or obligor contractual counterparty rated BB- or higher

(3) Average relationship balance of approximately $2.1 million

At June 30, 2016, we had 19 Non-PCI loan and lease relationships totaling $116.9 million to obligors associated with oil and gas industry support services representing less than 1% of total loans and leases. Substantially all these loans and leases are secured by equipment, such as drilling equipment and transportation vehicles, and are fully amortizing. At June 30, 2016, five relationships totaling $48.5 million were on nonaccrual status and were classified. Reserves related to our impaired oil and gas services industry exposure were 34% and reserves related to our total oil and gas services industry exposure were approximately 18% at June 30, 2016. Unfunded commitments related to the oil & gas portfolio total $21.0 million at June 30, 2016 and relate to three relationships governed with a borrowing base for A/R and inventory.

PacWest Bancorp

Second Quarter 2016 | PACW | p. 28

Allowance for Non-PCI Credit Losses - Adjusted

($ in millions)		2Q16		1Q16		4Q15
Loan balance - Non-PCI	$	14,566	$	14,366	$	14,339
Allowance for credit losses (ACL)	$	150	$	138	$	122
Reported Non-PCI ACL Ratio		1.03%		0.96%		0.85%
Allowance Ratio Adjusted to Add Back Unamortized Purchase Discount						
Loan balance - Non-PCI	$	14,566	$	14,366	$	14,339
Add: Unamortized purchase discount [(1)]		65		79		92
Adjusted loan balance	$	14,631	$	14,445	$	14,431
Allowance for credit losses	$	150	$	138	$	122
Add: Unamortized purchase discount [(1)]		65		79		92
Adjusted allowance for credit losses	$	215	$	217	$	214
Adjusted Non-PCI credit risk coverage ratio		1.47%		1.50%		1.49%
Allowance Ratio for Originated Non-PCI Loans						
Originated Non-PCI loans	$	9,435	$	8,897	$	8,308
Allowance for loan and lease losses (ALLL)	$	98	$	91	$	90
ALLL ratio		1.04%		1.02%		1.09%

(1) GAAP Accounting distorts the ACL ratio. When unamortized purchase discount is added back, the adjusted Non-PCI coverage ratio is 1.47%. Unamortized purchase discount represents the acquisition date fair value adjustment based on market, liquidity and interest rate risk in addition to credit risk and is being accreted to interest income over the remaining life of the respective loans. Such discount relates to acquired loans and is assigned specifically to those loans only. Use of the interest method results in steadily declining amounts being taken to income in each reporting period. The remaining discount of $65.4 million at June 30, 2016 is expected to be substantially accreted to income by the end of 2018.

PacWest Bancorp

Second Quarter 2016 | PACW | p. 29

Deposits

Does not include $1.2 billion of client investment funds held at June 30, 2016. Deposit Detail Core: 75% Core: 52% Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Brokered non - maturity deposits Time deposits under $100,000 Time deposits of $100,000 and over June 30, 2016 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Brokered non - maturity deposits Time deposits under $100,000 Time deposits of $100,000 and over June 30, 2015 ($ in millions) Deposit Category Amount % of Total Amount % of Total Noninterest-bearing demand deposits 6,223 $ 41% 3,397 $ 27% Interest checking deposits 1,035 7% 722 6% Money market deposits 3,393 22% 1,723 14% Savings deposits 761 5% 743 6% Total core deposits 11,412 75% 6,585 52% Brokered non-maturity deposits 973 6% 652 5% Total non-maturity deposits 12,385 82% 7,237 58% Time deposits under $100,000 1,114 7% 2,328 19% Time deposits of $100,000 and over 1,649 11% 3,017 24% Total time deposits 2,763 18% 5,345 42% Total deposits (1) 15,148 $ 100% 12,582 $ 100% June 30, 2016 June 30, 2015

Deposit Portfolio Includes brokered deposits of $104 million with a weighted average maturity of 6 months and a weighted average cost of 0.55%. $12.6 $12.1 $15.7 $15.4 $15.1 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.0 3.0 6.0 9.0 12.0 15.0 18.0 2Q15 3Q15 4Q15 1Q16 2Q16 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Interest-Bearing Deposits Cost of Total Deposits ($ in millions) Time Deposits Time Deposits Total Under $100,000 Time Contractual Time Deposit Maturities $100,000 Or More Deposits Rate Due in three months or less 509 $ 797 $ 1,306 $ 0.51% Due in over three months through six months 241 406 647 0.49% Due in over six months through twelve months 260 340 600 0.35% Due in over 12 months through 24 months 80 71 151 0.65% Due in over 24 months 24 35 59 0.85% Total 1,114 $ (1) 1,649 $ 2,763 $ 0.49% June 30, 2016

Net Interest Margin

(1) See “Non-GAAP Measurements” slides Source: SNL Financial (1) Industry Leading Tax-Equivalent (TE) Net Interest Margin

Effect of Purchase Accounting on NIM ($ in millions) Impact on Impact on Amount NIM Amount NIM 238.7 $ 5.33% 249.6 $ 5.53% Less: - Accelerated accretion of acquisition discounts from early payoffs of acquired loans (9.8) (0.22%) (19.5) (0.43%) - Remaining accretion of Non-PCI loan acquisition discounts (6.4) (0.14%) (8.4) (0.19%) - Amortization of TruPS discount 1.4 0.03% 1.4 0.03% - Accretion of time deposits premium (0.2) (0.00%) (0.3) (0.01%) (15.0) (0.33%) (26.8) (0.60%) 223.7 $ 5.00% 222.8 $ 4.93% Net interest income/NIM as reported (TE) Net interest income/NIM (TE) - excluding purchase accounting June 30, 2016 March 31, 2016 Three Months Ended Three Months Ended

(1) See “Non-GAAP Measurements” slides Source: SNL Financial Higher Loan Yields From Disciplined & Diversified Lending Core Loan Yield(1) Excludes Accelerated Discount Accretion from Early Payoffs of Acquired Loans

Source: SNL Financial Deposit Franchise with a 20 Basis Point Cost

Asset Sensitive Balance Sheet Benefits From Rising Rates 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Base Up 100 Up 200 Up 300 PacWest Bancorp IRR Model Results - % Change in NII - Year 1 Static Balance Sheet - June 30, 2016 Sudden Parallel Shocks PACW

Controlled Expenses

Source: SNL Financial Efficiency Ratio Trend

(1) Source: SNL Financial Focus and Execution Drive Efficiency 43.9% 54.2% 57.2% 55.0% 54.0% 56.4% 60.7% 41.6% 38.5% 40.6% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2Q16 Efficiency Ratio (1) $54 $56 $60 $57 $60 $70 $72 $147 $193 $189 2007 2008 2009 2010 2011 2012 2013 2014 2015 2Q16 Average Branch Size ($ - M)

Acquisitions

Acquisition Strategy In-Market Consolidation Market Expansion Asset Generation Capability Strong Core Deposit Base Sound Strategic Focus Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

Market Expansion Through Acquisitions



Seattle, WA
Boston, MA
Minneapolis, MN
Chicago, IL
New York, NY
San Francisco, CA
Menlo Park, CA
Campbell, CA
Denver, CO
Chevy Chase, MD
St. Louis, MO
Square 1
Durham, NC
Westlake Village, CA
FCAL
Los Angeles, CA
CapitalSource
San Diego, CA
Atlanta, GA
Austin, TX

2013	**Acquired First California Financial Group, Inc. (FCAL)**	**2014**	**Merged with CapitalSource Inc.**	**2015**	**Acquired Square 1 Financial, Inc.**
	Assets added: $1.6 Billion		Assets added: $10.7 Billion		Assets added: $4.6 Billion

PacWest Bancorp

Second Quarter 2016 | PACW | p. 44

Strong Franchise Value

Attractive Footprint in Southern California

California Public Banks and Thrifts

As of June 30, 2016				
Rank	Company Name	Ticker		Assets ($000)
1	Wells Fargo & Company	WFC	$	1,889,235,000
2	First Republic Bank	FRC	$	64,729,863
3	SVB Financial Group	SIVB	$	43,132,654
4	East West Bancorp, Inc.	EWBC	$	32,952,212
5	PacWest Bancorp	PACW	$	21,147,139
6	Cathay General Bancorp	CATY	$	13,493,177
7	Banc of California, Inc.	BANC	$	10,157,662
8	BBCN Bancorp, Inc.	BBCN	$	8,337,172
9	CVB Financial Corp.	CVBF	$	8,312,307
10	BofI Holding, Inc.	BOFI	$	7,601,354
11	Opus Bank	OPB	$	7,468,083
12	Farmers & Merchants Bank of Long Beach	FMBL	$	6,335,203
13	Westamerica Bancorporation	WABC	$	5,179,085
14	Wilshire Bancorp, Inc.	WIBC	$	4,886,785
15	Hanmi Financial Corporation	HAFC	$	4,441,333
16	TriCo Bancshares	TCBK	$	4,352,492
17	Community Bank	CYHT	$	3,634,799
18	Pacific Premier Bancorp, Inc.	PPBI	$	3,598,653
19	Mechanics Bank	MCHB	$	3,586,895
20	First Foundation, Inc.	FFWM	$	3,492,940
21	Grandpoint Capital Inc.	GPNC	$	3,312,542
22	Preferred Bank	PFBC	$	2,915,641
23	CU Bancorp	CUNB	$	2,776,433
24	1867 Western Financial Corporation	WFCL	$	2,665,120
25	Farmers & Merchants Bancorp	FMCB	$	2,592,998
26	Heritage Commerce Corp	HTBK	$	2,378,292
27	Exchange Bank	EXSR	$	2,045,786
28	Heritage Oaks Bancorp	HEOP	$	1,961,532
29	Bank of Marin Bancorp	BMRC	$	1,950,452
30	Sierra Bancorp	BSRR	$	1,843,288

Source: SNL Financial

PacWest Bancorp

Second Quarter 2016 | PACW | p. 47

(1) No actions expected prior to initial DFAST submission in Q3 2016. Key Initiatives – 2016 Core systems upgrade conversion to FIS Square 1 Bank systems integration Active management of excess capital (1) Focus on credit portfolio risks in light of economic conditions Improved functionality for clients Increased core deposits and fee-based services Controlled operating expenses Sustained profitability and shareholder value

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The tables on the following slides present reconciliations of non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios. Non-GAAP Measurements

Tangible Common Equity

($ in thousands) Tangible Common Equity Ratio	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
PacWest Bancorp Consolidated:					
Stockholders' equity	$ 4,513,304	$ 4,456,592	$ 4,397,691	$ 3,581,704	$ 3,551,490
Less: Intangible assets	2,219,557	2,223,928	2,229,511	1,741,084	1,742,581
Tangible common equity	$ 2,293,747	$ 2,232,664	$ 2,168,180	$ 1,840,620	$ 1,808,909
Total assets	$ 21,147,139	$ 21,031,009	$ 21,288,490	$ 16,814,105	$ 16,697,020
Less: Intangible assets	2,219,557	2,223,928	2,229,511	1,741,084	1,742,581
Tangible assets	$ 18,927,582	$ 18,807,081	$ 19,058,979	$ 15,073,021	$ 14,954,439
Equity to assets ratio	21.34%	21.19%	20.66%	21.30%	21.27%
Tangible common equity ratio (1)	12.12%	11.87%	11.38%	12.21%	12.10%
Book value per share	$ 37.05	$ 36.60	$ 36.22	$ 34.76	$ 34.46
Tangible book value per share (2)	$ 18.83	$ 18.33	$ 17.86	$ 17.85	$ 17.55
Shares outstanding	121,819,849	121,771,252	121,413,727	103,053,694	103,051,989
Pacific Western Bank:					
Stockholders' equity	$ 4,390,928	$ 4,331,841	$ 4,276,279	$ 3,466,817	$ 3,440,715
Less: Intangible assets	2,219,557	2,223,928	2,229,511	1,741,084	1,742,581
Tangible common equity	$ 2,171,371	$ 2,107,913	$ 2,046,768	$ 1,725,733	$ 1,698,134
Total assets	$ 21,084,950	$ 20,928,105	$ 21,180,689	$ 16,707,072	$ 16,555,610
Less: Intangible assets	2,219,557	2,223,928	2,229,511	1,741,084	1,742,581
Tangible assets	$ 18,865,393	$ 18,704,177	$ 18,951,178	$ 14,965,988	$ 14,813,029
Equity to assets ratio	20.82%	20.70%	20.19%	20.75%	20.78%
Tangible common equity ratio (1)	11.51%	11.27%	10.80%	11.53%	11.46%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

PacWest Bancorp

Second Quarter 2016 | PACW | p. 50

Core Net Interest Margin and Loan and Lease Yield June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 Reported net interest margin (tax equivalent) 5.33% 5.53% 5.22% 5.46% 5.89% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (0.22)% (0.43)% (0.12)% (0.27)% (0.56)% Core net interest margin (tax equivalent) 5.11% 5.10% 5.10% 5.19% 5.33% June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 Reported loan and lease yield 6.24% 6.57% 6.21% 6.34% 6.75% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (0.27)% (0.54)% (0.16)% (0.32)% (0.64)% Core loan and lease yield 5.97% 6.03% 6.05% 6.02% 6.11% Three Months Ended Three Months Ended

Net Interest Margin Excluding Purchase Accounting June 30, 2016 March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 Reported net interest margin (tax equivalent) 5.33% 5.53% 5.22% 5.46% 5.89% Less: Accelerated accretion of acquisition discounts from early payoffs of acquired loans (0.22)% (0.43)% (0.12)% (0.27)% (0.56)% Core net interest margin 5.11% 5.10% 5.10% 5.19% 5.33% Less: Remaining accretion of Non-PCI loan acquisition discounts (0.14)% (0.19)% (0.24)% (0.21)% (0.25)% Amortization of TruPS discount 0.03% 0.03% 0.03% 0.04% 0.04% Accretion of time deposit premium 0.00% (0.01)% (0.01)% (0.02)% (0.02)% Net interest margin - excluding purchase accounting 5.00% 4.93% 4.88% 5.00% 5.10% Three Months Ended